Exhibit 10.1.4
Execution Version
FOURTH AMENDMENT TO SHAREHOLDER LOAN AGREEMENT
THIS FOURTH AMENDMENT TO THE SHAREHOLDER LOAN AGREEMENT IS DATED THE 20th DAY OF JULY, 2009 AND MADE BETWEEN:
1.	AMERICAN CAPITAL, LTD., a company incorporated under the laws of Delaware, with registered office at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 (hereafter the “Lender”); and

2.	DOSIMETRY ACQUISITIONS (FRANCE), a simplified joint stock company (societé par actions simplifiée) company incorporated under the laws of France, with registered office at Lieu-dit “Calès”, 13113 Lamanon (France), with registration number 453 885 626 R.C.S. Tarascon, (hereafter the “Borrower”).
WHEREAS:
1.	Lender and Borrower are party to a Shareholder Loan Agreement dated 23 September 2005, which has been amended (the “Initial Loan Agreement”).

2.	Lender and Borrower have agreed to extend the maturity date of the Initial Loan Agreement and in this context have agreed to enter into this Fourth Amendment to the Shareholder Loan Agreement (the “Agreement”).
IT IS AGREED AS FOLLOWS:
1.	Definitions.

In this Agreement (including the above recitals), all capitalized terms and expressions not otherwise defined herein shall have the meaning ascribed to them in the Initial Loan Agreement.
2.	Amendment to the Initial Loan Agreement

The Parties hereby agree to amend the definition of “Repayment Date” in Article 1 (Definitions) of the Initial Loan Agreement as follows:
                    “ “Repayment Date” means 30 June 2011.”
3.	Other Provisions of the Initial Loan Agreement Any and all other provisions of the Initial Loan Agreement shall remain in full force and effect.

4.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of France.
5.	Jurisdiction

The parties irrevocably agree that the Commercial Court of Paris is to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.
     On the date stated at the beginning of this Agreement, in two (2) original copies

LENDER:	BORROWER:

American Capital, Ltd.	Dosimetry Acquisitions (France)

/s/ Robert Klein By: Robert Klein	/s/ Thomas D. Logan By: Thomas D. Logan
Duly Authorized thereto	Duly Authorized thereto
[Signature Page to DAF Amendment]